AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

This Amendment No. 1 (“Amendment”) amends that certain Loan and Security Agreement dated as of September 1, 2009 by and between Terry M. Giles and Pacific Biomarkers, Inc. (the “Agreement”). Capitalized terms used in this Amendment without being defined shall have their respective meanings set forth in the Agreement.

The parties desire to amend the repayment terms of the Loan to reamortize the Loan and extend the term for a portion of the Loan. This Amendment shall be effective as of October 1, 2010 (the “Amendment Effective Date”).

The parties agree as follows:

1. As of the Amendment Effective Date, the outstanding principal Loan balance was $3,667,769.87, consisting of $1,178,490.13 (the “Extended Amount”) and $2,489,279.74 (the “Remaining Amount”).

2. Section 1.2 of the Agreement (Maturity of Loan) is amended to read in its entirety as follows:

“The term of the Loan is as follows: (a) the Remaining Amount of the Loan shall be for a term of 48 months from the Closing Date, unless earlier repaid (the “Term”), and Borrower hereby promises to pay to Lender all remaining unpaid principal, accrued and unpaid interest, and any other amounts due with respect to the Remaining Amount of the Loan on or before September 1, 2013 (the “Original Maturity Date”); and (b) the Extended Amount of the Loan shall be for a term of 55 months from the Amendment Effective Date, unless earlier repaid (the “Extended Term”), and Borrower hereby promises to pay to Lender all remaining unpaid principal, accrued and unpaid interest, and any other amounts due with respect to the Extended Amount of the Loan on or before April 30, 2015 (the “Extended Maturity Date”).

3. Section 1.4(a) of the Agreement (Loan Payment Schedule) is amended to read in its entirety as follows:

“From the Amendment Effective Date, Borrower shall make payments to Lender on the Loan on the following schedule:

“(i) With respect to the Remaining Amount: (1) Borrower shall make regular monthly payments of principal and interest ($84,644.68 each) beginning on October 31, 2010 and on the last business day of each succeeding calendar month according to amortization schedule on Schedule A-1, and (2) on the Original Maturity Date, Borrower shall make a final payment of all outstanding principal, accrued interest, and any and all unpaid fees and other charges owed.

“(ii) With respect to the Extended Amount: (1) Borrower shall make regular monthly payments of principal and interest ($20,000.00 each) beginning on October 31, 2010 and on the last business day of each succeeding calendar month according to amortization schedule on Schedule A-2, and (2) on the Extended Maturity Date, Borrower shall make a balloon payment of $600,000.00 plus payment of any remaining outstanding principal, accrued interest, and any and all unpaid fees and other charges owed.”

4. Section 1.5 of the Agreement (No Prepayment Penalties) is amended to read in its entirety as follows:

“The Loan may be prepaid, in full or in part, at any time prior to the Extended Maturity Date without premium or penalty and any such payment will be applied first to the Remaining Amount until paid in full, then applied to the Extended Amount.”

5. Except as expressly amended hereby, the Agreement shall continue in full force and effect as though set forth in full herein.

6. To the extent this Amendment and the Agreement conflict or are inconsistent, the terms and conditions of this Amendment shall prevail.

EXECUTED as of the Amendment Effective Date.

BORROWER:

PACIFIC BIOMARKERS, INC.
a Delaware corporation

	By:	/s/ Ronald R. Helm

Ronald R. Helm Chief Executive Officer
LENDER:
/s/ Terry M. Giles

TERRY M. GILES

SCHEDULE A-1

		Balance brought forward on original note at 9/30/10			$3,667,769.87
		Balance of non-extended portion at 9/30/10			$2,489,279.74
Paid:		Payment	Interest	Principal	Note Balance

10/31/2010	1	$84,644.68	24,892.80	$59,751.88	$2,429,527.86
11/30/2010	2	$84,644.68	24,295.28	$60,349.40	$2,369,178.46
12/31/2010	3	$84,644.68	23,691.78	$60,952.89	$2,308,225.57
1/31/2011	4	$84,644.68	23,082.26	$61,562.42	$2,246,663.15
2/28/2011	5	$84,644.68	22,466.63	$62,178.04	$2,184,485.11
3/31/2011	6	$84,644.68	21,844.85	$62,799.83	$2,121,685.28
4/30/2011	7	$84,644.68	21,216.85	$63,427.82	$2,058,257.46
5/31/2011	8	$84,644.68	20,582.57	$64,062.10	$1,994,195.36
6/30/2011	9	$84,644.68	19,941.95	$64,702.72	$1,929,492.63
7/31/2011	10	$84,644.68	19,294.93	$65,349.75	$1,864,142.88
8/31/2011	11	$84,644.68	18,641.43	$66,003.25	$1,798,139.64
9/30/2011	12	$84,644.68	17,981.40	$66,663.28	$1,731,476.36
10/31/2011	13	$84,644.68	17,314.76	$67,329.91	$1,664,146.45
11/30/2011	14	$84,644.68	16,641.46	$68,003.21	$1,596,143.23
12/31/2011	15	$84,644.68	15,961.43	$68,683.24	$1,527,459.99
1/31/2012	16	$84,644.68	15,274.60	$69,370.08	$1,458,089.91
2/29/2012	17	$84,644.68	14,580.90	$70,063.78	$1,388,026.14
3/31/2012	18	$84,644.68	13,880.26	$70,764.41	$1,317,261.72
4/30/2012	19	$84,644.68	13,172.62	$71,472.06	$1,245,789.66
5/31/2012	20	$84,644.68	12,457.90	$72,186.78	$1,173,602.88
6/30/2012	21	$84,644.68	11,736.03	$72,908.65	$1,100,694.24
7/31/2012	22	$84,644.68	11,006.94	$73,637.73	$1,027,056.50
8/31/2012	23	$84,644.68	10,270.57	$74,374.11	$952,682.39
9/30/2012	24	$84,644.68	9,526.82	$75,117.85	$877,564.54
10/31/2012	25	$84,644.68	8,775.65	$75,869.03	$801,695.51
11/30/2012	26	$84,644.68	8,016.96	$76,627.72	$725,067.79
12/31/2012	27	$84,644.68	7,250.68	$77,394.00	$647,673.79
1/31/2013	28	$84,644.68	6,476.74	$78,167.94	$569,505.85
2/28/2013	29	$84,644.68	5,695.06	$78,949.62	$490,556.23
3/31/2013	30	$84,644.68	4,905.56	$79,739.11	$410,817.12
4/30/2013	31	$84,644.68	4,108.17	$80,536.50	$330,280.61
5/31/2013	32	$84,644.68	3,302.81	$81,341.87	$248,938.74
6/30/2013	33	$84,644.68	2,489.39	$82,155.29	$166,783.46
7/31/2013	34	$84,644.68	1,667.83	$82,976.84	$83,806.61
8/31/2013	35	$84,644.68	838.07	$83,806.61	$0.00

SCHEDULE A-2

		Balance of extended portion at 9/30/10			$1,178,490.13
Paid:		Payment	Interest	Principal	Note Balance

10/31/2010	1	$20,000.00	11,784.90	$8,215.10	$1,170,275.03
11/30/2010	2	$20,000.00	11,702.75	$8,297.25	$1,161,977.78
12/31/2010	3	$20,000.00	11,619.78	$8,380.22	$1,153,597.56
1/31/2011	4	$20,000.00	11,535.98	$8,464.02	$1,145,133.54
2/28/2011	5	$20,000.00	11,451.34	$8,548.66	$1,136,584.87
3/31/2011	6	$20,000.00	11,365.85	$8,634.15	$1,127,950.72
4/30/2011	7	$20,000.00	11,279.51	$8,720.49	$1,119,230.23
5/31/2011	8	$20,000.00	11,192.30	$8,807.70	$1,110,422.53
6/30/2011	9	$20,000.00	11,104.23	$8,895.77	$1,101,526.75
7/31/2011	10	$20,000.00	11,015.27	$8,984.73	$1,092,542.02
8/31/2011	11	$20,000.00	10,925.42	$9,074.58	$1,083,467.44
9/30/2011	12	$20,000.00	10,834.67	$9,165.33	$1,074,302.12
10/31/2011	13	$20,000.00	10,743.02	$9,256.98	$1,065,045.14
11/30/2011	14	$20,000.00	10,650.45	$9,349.55	$1,055,695.59
12/31/2011	15	$20,000.00	10,556.96	$9,443.04	$1,046,252.54
1/31/2012	16	$20,000.00	10,462.53	$9,537.47	$1,036,715.07
2/29/2012	17	$20,000.00	10,367.15	$9,632.85	$1,027,082.22
3/31/2012	18	$20,000.00	10,270.82	$9,729.18	$1,017,353.04
4/30/2012	19	$20,000.00	10,173.53	$9,826.47	$1,007,526.57
5/31/2012	20	$20,000.00	10,075.27	$9,924.73	$997,601.84
6/30/2012	21	$20,000.00	9,976.02	$10,023.98	$987,577.86
7/31/2012	22	$20,000.00	9,875.78	$10,124.22	$977,453.64
8/31/2012	23	$20,000.00	9,774.54	$10,225.46	$967,228.17
9/30/2012	24	$20,000.00	9,672.28	$10,327.72	$956,900.45
10/31/2012	25	$20,000.00	9,569.00	$10,431.00	$946,469.46
11/30/2012	26	$20,000.00	9,464.69	$10,535.31	$935,934.15
12/31/2012	27	$20,000.00	9,359.34	$10,640.66	$925,293.49
1/31/2013	28	$20,000.00	9,252.93	$10,747.07	$914,546.43
2/28/2013	29	$20,000.00	9,145.46	$10,854.54	$903,691.89
3/31/2013	30	$20,000.00	9,036.92	$10,963.08	$892,728.81
4/30/2013	31	$20,000.00	8,927.29	$11,072.71	$881,656.10
5/31/2013	32	$20,000.00	8,816.56	$11,183.44	$870,472.66
6/30/2013	33	$20,000.00	8,704.73	$11,295.27	$859,177.39
7/31/2013	34	$20,000.00	8,591.77	$11,408.23	$847,769.16
8/31/2013	35	$20,000.00	8,477.69	$11,522.31	$836,246.85

Paid:		Payment	Interest	Principal	Note Balance
9/30/2013	36	$20,000.00	8,362.47	$11,637.53	$824,609.32
10/31/2013	37	$20,000.00	8,246.09	$11,753.91	$812,855.42
11/30/2013	38	$20,000.00	8,128.55	$11,871.45	$800,983.97
12/31/2013	39	$20,000.00	8,009.84	$11,990.16	$788,993.81
1/31/2014	40	$20,000.00	7,889.94	$12,110.06	$776,883.75
2/28/2014	41	$20,000.00	7,768.84	$12,231.16	$764,652.59
3/31/2014	42	$20,000.00	7,646.53	$12,353.47	$752,299.11
4/30/2014	43	$20,000.00	7,522.99	$12,477.01	$739,822.10
5/31/2014	44	$20,000.00	7,398.22	$12,601.78	$727,220.32
6/30/2014	45	$20,000.00	7,272.20	$12,727.80	$714,492.53
7/31/2014	46	$20,000.00	7,144.93	$12,855.07	$701,637.45
8/31/2014	47	$20,000.00	7,016.37	$12,983.63	$688,653.83
9/30/2014	48	$20,000.00	6,886.54	$13,113.46	$675,540.36
10/31/2014	49	$20,000.00	6,755.40	$13,244.60	$662,295.77
11/30/2014	50	$20,000.00	6,622.96	$13,377.04	$648,918.73
12/31/2014	51	$20,000.00	6,489.19	$13,510.81	$635,407.91
1/31/2015	52	$20,000.00	6,354.08	$13,645.92	$621,761.99
2/28/2015	53	$20,000.00	6,217.62	$13,782.38	$607,979.61
3/31/2015	54	$20,000.00	6,079.80	$13,920.20	$594,059.41
4/30/2015	55	$600,000.00	5,940.59	$594,059.41	$0.00